SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2004


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                     0-27102              23-2694937
       ------------                     -------              ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                          Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA              19047-1833
-----------------------------------------------              ----------
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

On June 23, 2004, the eGames, Inc. Compensation Committee approved the adoption of a Change of Control Severance Plan for Level One employees and a Change of Control Severance Plan for Level Two employees. Copies of the plans are attached hereto as Exhibits 99.1 and 99.2.


Item 7(c). Exhibits


Exhibit
Number                             Description
-------                            -----------

99.1          Change of Control Severance Plan for Level One Employees

99.2          Change of Control Severance Plan for Level Two Employees


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                    eGames, Inc.


                                        By:/s/ Thomas W. Murphy
                                           ------------------------------------
                                           Thomas W. Murphy, Vice President and
                                           Chief Financial Officer
Dated: June 28, 2004